RYDEX SERIES FUNDS
Managed Futures Strategy Fund
Long/Short Commodities Strategy Fund
Supplement dated July 11, 2011
to the Institutional Class Shares Prospectus dated May 1, 2011
This supplement provides new and additional information beyond that contained in the Managed Futures Strategy Fund’s and Long/Short Commodities Strategy Fund’s Institutional Class Shares Prospectus listed above (the “Prospectus”) and should be read in conjunction with the Prospectus.

Effective immediately, the information under the heading “Purchase and Sale of Fund Shares” in each of the Managed Futures Strategy Fund’s and Long/Short Commodities Strategy Fund’s “Fund Summary” section is replaced in its entirety by the following:
PURCHASE AND SALE OF FUND SHARES — To purchase Institutional Class Shares of the Fund, you must invest a minimum amount of $2,000,000 or meet certain other eligibility criteria. In addition, if you are deemed to be an “eligible investor” by virtue of an initial investment in the Fund in an amount of $2,000,000 or more, your account may be subject to a minimum account balance requirement of $1,000,000.

The Fund redeems its shares continuously and investors may sell their shares back to the Fund on any day that the New York Stock Exchange (“NYSE”) is open for business (a “Business Day”). You will ordinarily submit your transaction order through your financial intermediary or other securities dealer through which you opened your shareholder account or through Rydex|SGI directly. The Fund also offers you the option to send redemption orders to Rydex|SGI by mail, fax or telephone.
In addition, the following has been added as the second paragraph under the heading “Buying, Selling and Exchanging Fund Shares”:
Eligible investors for Institutional Class Shares include the following:
•	Investors who invest a minimum amount of $2,000,000 in Institutional Class Shares of the Funds;
•	Employee benefit plan programs that have at least $25 million in plan assets;
•	Broker-dealer managed account or wrap programs that charge an asset-based fee, have program assets of at least $50 million and invest in the Funds via omnibus accounts;
•	Registered investment adviser mutual fund wrap programs that charge an asset-based fee, have program assets of at least $50 million, and invest in the Funds via omnibus accounts;
•	Internal Revenue Code Section 529 college savings plan accounts;
•	Funds of Funds advised by the Advisor or its affiliates;
•	Funds of Funds advised by unaffiliated investment advisers; and
•	Institutions that invest the minimum initial investment amount in the Fund.
If you are deemed to be an “eligible investor” by virtue of an initial investment in the Fund in an amount of $2,000,000 or more, your account may be subject to a minimum account balance requirement of $1,000,000.
The investor eligibility requirements and account balance requirements for purchases of Institutional Class Shares may be amended from time to time as reflected in the Trust’s then-current registration statement.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.
ALTI-SUP2-0711x0512